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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                            7% SENIOR NOTES DUE 2011
                                       OF
                         ALLIANT ENERGY RESOURCES, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer of Alliant Energy Resources, Inc. (the "Company") made pursuant to the Prospectus dated _______, 2001 (the "Prospectus") if certificates for the outstanding 7% Senior Notes due 2011 of the Company (the "Old Senior Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank National Association as exchange agent (the "Exchange Agent"), prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, overnight courier, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Senior Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

         The Exchange Agent for the Exchange Offer is U.S. Bank National Association.

      By Facsimile Transmission            By Registered or Certified Mail,
      -------------------------               Hand or overnight Courier:
  (For Eligible Institutions Only):           --------------------------
           (651) 244-0711                           U.S. Bank, N.A.
                                                 180 East Fifth Street
        Confirm by Telephone:                     St. Paul, MN 55101
        --------------------             Attention: Corporate Trust Department
           (651) 244-8677

         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEED MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.



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Ladies and Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Senior Notes of the series set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

--------------------------------------    --------------------------------------
                                          If Old Senior Notes will be delivered
Total Principal Amount of Old             by book-entry transfer to The
   Senior Notes Tendered:*                Depository Trust Company, provide
                                          account number.

           $__________                       Account Number ___________________

     Certificate Nos. (if available)

    --------------------------------

--------------------------------------    --------------------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

             PLEASE SIGN HERE
     X
       --------------------------------       --------------------------
     X
      ---------------------------------       --------------------------
             Signature(s) of Owner(s)                    Date
             or Authorized Signatory

Area Code and Telephone Number(s):
                                  ----------------------------------------------

         Must be signed by the registered holder(s) of Old Senior Notes as their name(s) appear(s) on the Old Senior Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information.

                      Please print name(s) and address(es)

Name(s):
        -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
         ----------------------------------------------------------------------

Address(es):
            -------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone Number:
                 --------------------------------------------------------------


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution" including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), hereby guarantees that the certificates representing the principal amount of Old Senior Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Senior Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.



  ------------------------------------    ------------------------------------
               Name of Firm                        Authorized Signature



  ------------------------------------    ------------------------------------
                  Address                                  Title


                                          Name:
  ------------------------------------         -------------------------------
                 Zip Code                         (Please Type or Print)


                                          Dated:
  ------------------------------------          -------------------------------
             Telephone Number


NOTE: DO NOT SEND CERTIFICATES FOR OLD SENIOR NOTES WITH THIS FORM. CERTIFICATES FOR OLD SENIOR NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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